                                                                    EXHIBIT 10.7

                                   AMENDMENT

                          SHAWMUT NATIONAL CORPORATION
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

  Pursuant to Section 11.1 of the Shawmut National Corporation Employees' Retirement Plan (the "Plan"), Shawmut National Corporation hereby amends
Article III by adding effective January 1, 1993, to the end thereof a new section 3.3 as follows:

  The Retirement Benefit of each Retired Participant, or the Beneficiary or Contingent Annuitant of a deceased Retired Participant, who retired prior to January 1, 1992 shall be increased by a percentage based upon the year in which such Retired Participant retired determined in accordance with the following:

      YEAR OF RETIREMENT                                     PERCENTAGE INCREASE
      ------------------                                     -------------------
        1991................................................          2%
        1990................................................          4%
        1989................................................          6%
        1988................................................          8%
        1987................................................         10%
        1986................................................         12%
        1985................................................         14%
        1984................................................         16%
        1983 and before.....................................         18%

Provided, however that the maximum percentage increase for any Retired Participant, or Beneficiary or Contingent Annuitant of a deceased Retired Participant, who retired under the provisions of the Hartford National Corporation Employees' Retirement Plan, or a predecessor plan, shall be ten percent (10%); and provided further, that this amendment shall not apply to a Retired Participant, or the Beneficiary or Contingent Annuitant of a deceased Retired Participant who retired from terminated vested status.

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

                                SECOND AMENDMENT
                                       TO

                          SHAWMUT NATIONAL CORPORATION
                     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

  The Shawmut National Corporation Executive Supplemental Retirement Plan (the "Plan"), adopted as of July 1, 1990, is hereby amended, effective as of January 1, 1994, as set forth below.

  1. Section 2.7 of the Plan is hereby amended by deleting "consecutive," to read as follows:

    2.7 Compensation shall mean the Salary paid to a Participant during the Participant's last twelve months of employment, plus the average of the five highest short-term incentive bonuses awarded to a Participant pursuant to the Corporation's short term incentive plan in respect of the ten most recent calendar years after calendar year 1984 and prior to his Retirement or other termination of employment.

  2. Section 2.15 of the Plan is hereby amended by adding thereto a new Paragraph (c) to read as follows (with conforming changes to Paragraphs (a) and (b)):

  (c) In connection with a "qualified domestic relations order," as defined in Section 414(p) of the Code, any joint and survivor annuity that is actuarially equivalent to a single life annuity.

  3. Article IV of the Plan is hereby amended by adding thereto a new Section
4.3 to read as follows:

    4.3 Notwithstanding the provisions of Section 4.1, a Participant's Accrued Benefit shall be 100% vested upon the occurrence of a "change in control" of the Corporation. For purposes of this Section 4.3, a "change in control of the Corporation" shall mean a change in control of the Corporation or any successor or assign thereof of a nature that would be 6(e) of Schedule 14A of Regulation 14A, promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), whether or not the Corporation is subject to such reporting requirements, or the acquisition of control (within the meaning of Section 2(a)(2) of the Bank Holding Company Act of 1956, as amended, 12 U.S.C. (S)1841, or Section 602 of the Change in Bank Control Act of 1978, 12 U.S.C. (S)1817(J)) of the Corporation by any person, company or other entity; provided that, without limitation, such a change in control shall be deemed to have occurred if
  (a) any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (a "Person") other than the Corporation is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination of election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of the period; (c) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 60% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Corporation's then outstanding securities; or (d) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all the Corporations' assets.

  4. Article IV of the Plan is hereby further amended by adding thereto a new
Section 4.4 to read as follows:

    4.4 If a Participant terminates service, and the present value of the Participant's vested Accrued Benefit is not greater than $3,500, the Participant shall receive a distribution of the present value of the entire vested portion of such Accrued Benefit and the nonvested portion shall be treated as a forfeiture. For purposes of this Section 4.4, if the present value of a Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such vested Accrued Benefit. For purposes of the foregoing provision, present value shall be calculated in accordance with section 411(a) (11) of the Code.

    If a Participant receives a distribution pursuant to this Section 4.4 and the Participant resumes covered employment under the Plan, the Participant shall have the right to restore the Participant's Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of section 411(a)(2)(C) of the Code. Such repayment must be made before the earlier of five years after the first date on which the Participant is subsequently reemployed by the Corporation, or the date the Participant incurs a Break in Service following the date of distribution.

    If a Participant is deemed to receive a distribution pursuant to this
  Section 4.4, and the Participant resumes employment covered under this Plan before the date the Participant incurs a Break in Service, upon the reemployment of such Participant, the Accrued Benefit shall be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

  5. Article IV of this Plan is hereby further amended to restate the title thereof to read as follows:

    ARTICLE IV. VESTING; TERMINATION OF EMPLOYMENT PRIOR TO EARLY RETIREMENT DATE; CHANGE IN CONTROL; CASHOUT PROVISION

  Except as set forth above, the Plan is hereby ratified and conformed in all respects.

                                      131